UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Ave. Floor 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

THE OSTERWEIS FUND

THE OSTERWEIS
STRATEGIC INCOME FUND

THE OSTERWEIS
STRATEGIC INVESTMENT FUND

For the Six Months Ended
September 30, 2011

Disclosures

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

This commentary contains the current opinions of the authors, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Russell 1000® Index is an index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks.  The Russell 1000 serves as a benchmark for large cap stocks in the United States.  The Russell 2000® Index is an index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks.  The Russell 2000 serves as a benchmark for small cap stocks in the United States.  The Euro Stoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.  The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The Bank of America Merrill Lynch U.S. Cash Pay High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. Dollar denominated corporate bonds publicly issued in the U.S. market.  The 60/40 blend is composed of 60% Standard & Poor's 500 Index (S&P 500) and 40% Barclays Capital U.S. Aggregate Bond Index (BC Agg) and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

The Osterweis Funds

Table of Contents

Letter from the Chief Investment Officer and the President	2
Manager Reviews, Fund Overviews and Schedules of Investments

The Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	5
Schedule of Investments	6

The Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	10
Schedule of Investments	11

The Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17

Financial Statements

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets
The Osterweis Fund	22
The Osterweis Strategic Income Fund	23
The Osterweis Strategic Investment Fund	24

Financial Highlights
The Osterweis Fund	25
The Osterweis Strategic Income Fund	26
The Osterweis Strategic Investment Fund	27

Notes to the Financial Statements	28

Approval of Investment Advisory Agreements	34

Expense Example	36

Additional Information	38

Privacy Notice	39

The Osterweis Funds

Letter from
THE CHIEF INVESTMENT OFFICER AND THE PRESIDENT

November 15, 2011

Dear Investors,

During the third quarter, the stock market plunged as investors’ hopes for a sustained U.S. economic recovery dissipated and fears of a world-wide economic slowdown and possible U.S. double-dip recession increased.  The U.S. faces several major structural headwinds including a moribund housing sector, high unemployment, bank credit restraint, and a growing and worrisome level of federal debt.  Underlying these and other problems is the depressing effect of the end of the debt super cycle.  On top of all this was the fiasco in Washington over the simple task of raising the debt ceiling.  If our elected representatives could not handle such a routine task, how, investors asked, can they possibly tackle the real issues of tax and entitlement reform?  The short answer is they can’t or won’t.

But for all our problems in the U.S., Europe has it worse.  Greece, with government debt approaching 170% of gross domestic product (GDP), has little chance of avoiding a default or restructuring.  Either way, European banks will likely require major capital infusions to offset their losses on their Greek debt holdings.  What is not in doubt is that Greek living standards will plunge – some say by up to 40%.  Other Club-Med countries (Spain, Italy and Portugal) also face highly uncertain futures.

There still appears to be plenty of growth in emerging markets, but it is slowing.  In sum, there is a slowdown in growth world-wide and apparently no easy way to turn it back up.  Interest rates are already approaching zero in the U.S.  Fiscal stimulus could help temporarily, but it is not at all clear that traditional Keynesian stimulus is the answer to our current economic challenges.  Progress reforming the tax code and entitlements could go a long way to restoring confidence, but nothing substantive is likely on this front until after the 2012 presidential election, and even then may prove elusive.

As our readers know, we have been talking for two to three years about why the current economic upturn would likely be anemic compared to prior post-war recoveries.  So far we have been right but have been surprised by the vigor of corporate profits.  Clearly companies became much leaner enabling them to enjoy enormous operating leverage as demand recovered.  Now, we worry that the operating leverage may have played out and a slowdown in demand will in fact have negative leverage and result in profit disappointments.

While our comments so far sound rather pessimistic, they should not be interpreted as completely bleak.  As always, there are certain counter-forces and natural cures at work.  We think that investors should not rule out a meaningful, coordinated global policy response to the rapid slowing in economic growth that has occurred over the past few months.  We are not sure what form it may take nor when it may occur, but some are calling it the “Big Bang.”  Our guess is that at some point the Fed, the European Central Bank (ECB) and China’s central bank will come together and announce a new initiative to re-stimulate.  When that time comes, we would not be surprised to see nearly all so-called risk assets (equities, non-investment grade bonds and commodities) respond with a sharp rally.  In the same vein, growth in the emerging markets should also rebound at some point in the next 12 months once campaigns by the monetary authorities in Brazil, India and China to slow growth this year in order to cool off incipient inflationary pressures come to an end.  Resurgent emerging market growth should benefit many U.S. multinational companies and, therefore, our economy.  We are living in a time of adjustment, which involves both opportunity and threat.  Our job as investors is to seek the former and avoid the latter.

We hope you find the updated format of our Semi-Annual Report informative and easy to read.  We welcome any suggestions you may have for enhancements to future reports (866-236-0050 or clientservice@osterweis.com).

Sincerely,

John Osterweis	Matt Berler
Chairman and Chief Investment Officer	President and Chief Executive Officer

The Osterweis Fund

PORTFOLIO MANAGERS’ REVIEW

Performance Summary

The Osterweis Fund (the “Fund”) generated a -17.49% total return for the six month period ending September 30, 2011, underperforming its benchmark, the S&P 500® Index, which returned -13.78% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

During the second quarter 2011, the market rolled over from its April high as data began to emerge that a global economic slowdown may have begun. A spike in gasoline prices, a double dip in U.S. home prices, fading fiscal stimulus, natural disasters in both the U.S. and Japan, interest rate increases in China and other emerging market growth engines, as well as rising concern over financial contagion in Europe all raised investor fears that economic prospects may not be as robust as thought just several months ago.  Further rattling investor nerves was a notable escalation in rhetoric surrounding deficit reduction and the debt ceiling that suggested little, if any, additional fiscal stimulus would come from Washington.  This all occurred leading up to the conclusion of the Federal Reserve’s QE21 program.

In the third quarter, the Fund and the broader markets experienced one of the most difficult quarters since the Fund’s inception 18 years ago.  In fact, the only quarter in which the Fund saw a larger decline was in the fourth quarter of 2008, following the collapse of Lehman Brothers.  The selling pressure that hit with full fury in August of this year continued right through to the end of the quarter.  Volatility was pronounced through the period, leaving investors feeling like a small boat bouncing on the surface of very rough seas.

Portfolio Review

At the start of the six month period (April 1, 2011), our equity exposure was 90%.  We subsequently eliminated or trimmed certain holdings that we deemed to be more economically sensitive.  With these sales, we reduced the Fund’s equity allocation to 79% by September 30, 2011.

The Fund trailed the benchmark for the six month period ending September 30, 2011, mostly due to stock selection in the Health Care and Information Technology sectors.  Within Health Care, the largest detractors were rehabilitation services provider HealthSouth and pharmaceuticals company, Valeant Pharmaceuticals.  Within the Information Technology sector, Hewlett Packard and Computer Sciences were the largest detractors.  Citigroup, which we liquidated during the third quarter, also negatively impacted performance during the period.

Helping the Fund’s relative returns were our investments in energy infrastructure companies Magellan Midstream Partners and Enterprise Product Partners, both of which contributed to our positive relative performance in the Energy sector.  In addition, the Fund’s underweighting in the Financials sector added to relative returns.

Outlook & Portfolio Positioning

We think the European economies today are perilously close to falling back into recession.  Even if a double-dip is ultimately avoided, we do not see strong economic growth resuming any time soon either in Europe or the U.S.  The longer term structural headwinds to economic growth are still present, which we discuss in greater detail in our Investment Outlook (available at www.osterweis.com).  As a result, we believe the stunning rebound in corporate profits witnessed over the past two years is likely at an end and stock selection will likely become much more important in coming quarters.  We remain focused on companies that have large recurring revenue streams from stable subscription, fee or tolling type businesses.  We believe that at least half of the companies in our portfolio will be able to increase dividends over the next twelve months and a large number may initiate or expand their share repurchase programs.  These types of companies, together with a healthy allocation to cash and short-term bonds, should help support the Fund if the economy and markets continue to slump, and should perform well if conditions turn more robust.

Our more defensive posture today reflects a view that the Fund needs to be positioned for an extended period of little to no economic growth over the next several years.  The majority of the Fund’s holdings have non-cyclical business models that we believe should be able to deliver revenue, earnings and free cash flow growth, even if the economy stays he Osterweis Fund

PORTFOLIO MANAGERS’ REVIEW

in a slump.  The portfolio has an emphasis on well-capitalized, dividend-paying companies that we estimate have the financial strength to increase dividends.  The non-dividend paying companies that we own have other compelling attributes that we believe compensate for the lack of a dividend.

Sincerely,

John Osterweis	Matt Berler
Lead Portfolio Manager	Co-Lead Portfolio Manager
____________________

1	Second round of quantitative easing

Mutual Fund investing involves risk.  Principal loss is possible. The Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The Osterweis Fund

FUND OVERVIEW (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2011

					Since Inception
	Six Months	1 Year	5 Years	10 Years	(October 1, 1993)
The Osterweis Fund	-17.49%	-6.61%	0.27%	5.44%	9.82%
S&P 500 Index	-13.78%	1.14%	-1.18%	2.82%	7.14%

Expense ratio as of 3/31/2011:  1.01%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

10-Year Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2001 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

Top Ten Equity Holdings
Crown Holdings, Inc.	3.2%
Bayer AG	3.1%
Transatlantic Holdings, Inc.	3.1%
Enterprise Products Partners L.P.	3.1%
American Water Works Co., Inc.	3.0%
Questar Corp.	2.9%
Republic Services, Inc.	2.9%
Kinder Morgan, Inc.	2.8%
Johnson & Johnson	2.8%
Valeant Pharmaceuticals International, Inc.	2.7%

Sector Allocation
Health Care	18.8%
Energy	12.1%
Consumer Staples	10.2%
Information Technology	9.3%
Industrials	8.9%
Utilities	5.9%
Financials	5.7%
Consumer Discretionary	4.8%
Materials	3.2%
Corporate Bonds	3.1%
Bonds Maturing within One Year	1.3%
Cash*	16.7%

*	Cash, cash equivalents and other assets less liabilities.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 73.7%

Aerospace & Defense: 4.0%
1,167,140	DigitalGlobe, Inc.1	$22,677,530
1,721,965	Spirit AeroSystems
	Holdings, Inc.1	27,465,342
		50,142,872
Beverages: 2.1%
336,075	Diageo Plc - ADR	25,518,175
Commercial Banks: 1.8%
962,680	First Republic Bank1	22,295,669
Commercial Services & Supplies: 2.9%
1,267,202	Republic Services, Inc.	35,557,688
Computers & Peripherals: 1.2%
659,775	Hewlett Packard Co.	14,811,949
Containers & Packaging: 3.2%
1,295,880	Crown Holdings, Inc.1	39,666,887
Electronic Equipment, Instruments
& Components: 2.0%
946,963	Avnet, Inc.1	24,696,795
Food & Staples Retailing: 1.7%
1,284,570	Safeway, Inc.	21,362,399
Food Products: 6.4%
1,849,808	Cosan Limited	17,517,682
915,695	Kraft Foods, Inc.	30,749,038
981,085	Unilever NV - ADR	30,894,366
		79,161,086
Gas Utilities: 2.9%
2,015,375	Questar Corp.	35,692,291
Health Care Equipment & Supplies: 6.2%
432,360	Gen-Probe Inc.1	24,752,610
841,400	Medtronic, Inc.	27,968,136
447,535	Teleflex, Inc.	24,063,957
		76,784,703
Health Care Providers & Services: 2.4%
2,003,920	HealthSouth Corp.1	29,918,526
Insurance: 3.9%
1,168,965	Symetra Financial Corp.	9,527,065
795,977	Transatlantic Holdings, Inc.	38,620,804
		48,147,869
IT Services: 2.3%
2,175,880	Redecard SA2	29,289,468
Media: 2.9%
1,577,125	Cinemark Holdings, Inc.	29,776,120
483,425	Regal Entertainment Group	5,675,409
		35,451,529
Multiline Retail: 1.9%
2,454,545	Marks & Spencer
	Group Plc - ADR	23,539,087
Oil, Gas & Consumable Fuels: 7.0%
248,085	Apache Corp.	19,906,340
1,356,300	Kinder Morgan, Inc.	35,114,607
278,745	Occidental Petroleum Corp.	19,930,268
463,480	Williams Companies, Inc.	11,281,103
		86,232,318
Pharmaceuticals: 10.2%
708,595	Bayer AG - ADR	38,838,092
539,505	Johnson & Johnson	34,371,863
363,310	Novartis AG - ADR	20,261,799
895,423	Valeant Pharmaceuticals
	International, Inc.1	33,238,102
		126,709,856
Software: 3.8%
4,035,288	Compuware Corp.1	30,910,306
930,060	Websense, Inc.1	16,090,038
		47,000,344
Trading Companies & Distributors: 1.9%
1,246,786	Air Lease Corp.1	23,938,291
Water Utilities: 3.0%
1,245,720	American Water
	Works Co., Inc.	37,595,830
TOTAL COMMON STOCKS
(Cost $901,157,252)		913,513,632

PARTNERSHIPS & TRUSTS: 5.2%
Oil, Gas & Consumable Fuels: 5.2%
948,190	Enterprise Products
	Partners L.P.	38,069,828
430,182	Magellan Midstream
	Partners L.P.	25,982,993
		64,052,821
TOTAL PARTNERSHIPS & TRUSTS		64,052,821
(Cost $40,446,198)

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

BONDS: 4.4%
CORPORATE BONDS: 4.0%
Aerospace & Defense: 0.9%
	Gencorp, Inc.
$10,733,000	9.500%, 08/15/2013	$10,759,833
Diversified Financial Services: 0.5%
	International Lease
	Finance Corp.
7,000,000	5.300%, 05/01/2012	6,947,500
Hotels, Restaurants & Leisure: 0.4%
	Mandalay Resort Group
4,790,000	6.375%, 12/15/2011	4,766,050
IT Services: 0.5%
	Unisys Corp.
5,648,000	12.750%, 10/15/20143	6,410,480
Multiline Retail: 1.7%
	Dollar General Corp.
18,734,000	11.875%, 07/15/2017	20,794,740
TOTAL CORPORATE BONDS
(Cost $49,554,788)		49,678,603

CONVERTIBLE BONDS: 0.4%
Health Care Equipment & Supplies: 0.4%
	Integra LifeSciences
	Holdings Corp.
5,000,000	2.375%, 06/01/20123	4,975,000
TOTAL CONVERTIBLE BONDS
(Cost $4,923,900)		4,975,000
TOTAL BONDS
(Cost $54,478,688)		54,653,603

Shares
SHORT-TERM INVESTMENTS: 17.9%
222,268,003	Federated U.S. Treasury
	Cash Reserve, 0.000%4	222,268,003
TOTAL SHORT-TERM INVESTMENTS
(Cost $222,268,003)		222,268,003
TOTAL INVESTMENTS IN SECURITIES: 101.2%
(Cost $1,218,350,141)		1,254,488,059
Liabilities in Excess of Other Assets: (1.2)%		(15,175,417
TOTAL NET ASSETS: 100.0%		$1,239,312,642

ADR - American Depositary Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2011, the value of these securities amounted to $11,385,480 or 0.9% of net assets.

4	Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

PORTFOLIO MANAGERS’ REVIEW

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a -1.58% total return for the six month period ending September 30, 2011, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.20% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

The third quarter was a reversal of the first six months of 2011.  In the first half of the year, the U.S. high yield bond market1, like the U.S. and European stock markets2,3, was up about 5-6%.  In the third quarter, uncertainties on both sides of the Atlantic completely changed the global economic outlook and drove both high yield bonds and equities into negative territory on a year-to-date basis.

In the U.S., the economy has shown no meaningful signs of strengthening.  Unemployment remains high and construction spending continues to stagnate.  Government stimulus has done little to ignite job creation and economic growth, and has resulted in our own sovereign debt problem.  The political impasse during the quarter and our inability to enact a credible deficit reduction plan resulted in a downgrade of U.S. Treasuries by Standard & Poor’s.

The positives among all this negative news are that commodity prices have corrected significantly and inflation concerns have receded.  Lower commodity prices should eventually result in greater investment and consumption, while the threat of rising inflation to economic growth is somewhat diminished, at least in the short term.

Portfolio Review

The Fund trailed the benchmark over the six month period ending September 30, 2011.  The Fund’s lack of investment grade holdings was the primary detractor from performance relative to the benchmark, as this sector outperformed the Fund’s non-investment grade holdings.  The Fund was particularly hindered by the lack of exposure to Treasuries.  Treasuries rallied during the third quarter, making the Treasury sector was the strongest performing investment grade subsector within the benchmark for the six-month period.

The Fund’s significant weight in higher yielding securities had a slight negative return for the period.  Given the Fund’s significant weight in this sector, the higher yielding securities detracted notably from both absolute and relative results.  The Fund held approximately 73% in higher yielding securities at the beginning of the period.  In the second and third calendar quarters, we increased the Fund’s allocation to shorter term, higher yielding securities, ending the period with approximately 77% in higher yielding securities.  The Fund’s investments in convertible securities also performed negatively for the period, which detracted from relative results.  The benchmark, an investment grade index, does not contain any higher yielding or convertible bonds.

During the period, the yield curve declined, with longer term yields declining more than shorter term yields.  The Fund’s shorter duration position relative to the benchmark was another detractor from relative performance.  Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, resulting in a drag on the Fund’s relative performance.

Outlook & Portfolio Positioning

Today’s crises and fears are echoes of the past.  Much like last year, the problems in Greece have called into question the financial stability of several other European nations and the continued viability of the euro.  Fears of a financial sector melt-down and an economic recession loom as they did in 2008.  The U.S. stock market correction and rally in Treasuries are reminiscent of the 2008-2009 time period.  European leaders continue trying to find a way to contain and remedy the situation in Greece, Ireland, Portugal, Italy and Spain.  A few possible strategies are being discussed, including increasing bailout funds and creating a temporary dual currency system.  We are hopeful these plans will provide solutions for the euro zone and, thereby, help prevent a U.S. financial sector crisis and a double dip recession.

We continue to view Treasury bonds as a high risk sector.  This view may fly in the face of those who deem them to be the best shelter against market turbulence.  Valuations at one hundred times earnings was the tipping point for the tech market a decade ago.  We believe a parallel may be drawn for U.S. government bonds now.

The Osterweis Strategic Income Fund

PORTFOLIO MANAGERS’ REVIEW

While it looks like interest rates are likely to stay low, we continue to focus on maintaining a relatively short duration.  We are not willing to take on the potential interest rate risk of increasing our duration for relatively small improvements in yield.

Additionally, in light of the possibility of another economic contraction, we reduced our convertible bond weighting, since these types of bonds tend to be more economically sensitive.  We increased our allocation to shorter-dated corporate bonds and to “cushion bonds,” which are higher-coupon bonds that are likely to be called prior to maturity, as corporations take the opportunity to refinance at the much lower existing rates.  Finally, we are keeping some cash on hand which should allow us to buy opportunistically.

Sincerely,

Carl Kaufman	Simon Lee
Portfolio Manager	Assistant Portfolio Manager
____________________

1	The high yield bond market is represented by the Bank of America Merrill Lynch U.S. Cash Pay High Yield Index.
2	The U.S. stock market is represented by the S&P 500 Index.
3	The European stock market is represented by Euro Stoxx 50 Index.

Mutual Fund investing involves risk.  Principal loss is possible. The Osterweis Strategic Income Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Osterweis Strategic Income Fund

FUND OVERVIEW (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2011

					Since Inception
	Six Months	1 Year	3 Years	5 Years	(August 30, 2002)
The Osterweis Strategic Income Fund	-1.58%	3.08%	9.16%	6.85%	7.82%
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.26%	7.97%	6.53%	5.48%

Expense ratio as of 3/31/2011:  0.98%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10,000 Since Inception

This chart illustrates the performance of a hypothetical $10,000 investment made on 8/30/02 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

Top Ten Debt Holdings
The Goodyear Tire & Rubber Co., 10.500%	3.0%
Arch Western Finance LLC, 6.750%	2.7%
Dollar General Corp., 11.875%	2.6%
RSC Holdings, Inc., 9.500%	2.4%
Collective Brands, Inc., 8.250%	2.4%
Host Hotels & Resorts, L.P., 6.875%	2.2%
West Corp., 11.000%	2.2%
Lions Gate Entertainment Corp., 144A, 10.250%	2.2%
Spartan Stores, Inc., 3.375%	2.0%

Sector Allocation
Corporate Bonds	72.5%
Convertible Bonds	7.4%
Bonds Maturing within One Year	2.7%
Variable Rate Bonds	2.0%
Convertible Preferred Stock	0.5%
Cash*	14.9%

*	Cash, cash equivalents and other assets less liabilities.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

BONDS: 84.6%
CORPORATE BONDS: 75.7%
Aerospace & Defense: 4.0%
	ADS Tactical, Inc.
$18,700,000	11.000%, 04/01/20181	$18,419,500
	Gencorp, Inc.
30,695,000	9.500%, 08/15/2013	30,771,738
	GeoEye, Inc.
20,275,000	9.625%, 10/01/2015	22,201,125
2,750,000	8.625%, 10/01/2016	2,791,250
		74,183,613
Auto Components: 4.2%
	Stoneridge, Inc.
17,150,000	9.500%, 10/15/20171	17,578,750
	The Goodyear Tire
	& Rubber Co.
51,808,000	10.500%, 05/15/2016	56,341,200
	UCI International, Inc.
3,000,000	8.625%, 02/15/2019	2,793,750
		76,713,700
Capital Markets: 0.9%
	Oppenheimer Holdings, Inc.
16,950,000	8.750%, 04/15/2018	16,611,000
Chemicals: 2.0%
	Nova Chemicals Corp.
9,287,000	3.542%, 11/15/20132	9,008,390
	Rockwood Specialties
	Group, Inc
27,729,000	7.500%, 11/15/2014	28,075,613
		37,084,003
Commercial Banks: 2.3%
	CIT Group, Inc.
8,078,130	7.000%, 05/01/2014	8,249,790
35,000,000	7.000%, 05/01/2015	34,781,250
		43,031,040
Commercial Services & Supplies: 2.3%
	American Reprographics Co.
9,311,000	10.500%, 12/15/2016	8,426,455
	Deluxe Corp.
34,090,000	7.375%, 06/01/2015	33,919,550
		42,346,005
Construction & Engineering: 1.0%
	United Rentals
	North America, Inc.
16,071,000	10.875%, 06/15/2016	17,437,035
Consumer Finance: 0.7%
	SLM Corp.
12,280,000	5.375%, 01/15/2013	12,284,323

Containers & Packaging: 2.2%
	Longview Fibre Co.
11,850,000	8.000%, 06/01/20161	11,553,750
	Packaging Dynamics Corp.
30,450,000	8.750%, 02/01/20161	29,993,250
		41,547,000
Diversified Financial Services: 0.4%
	International Lease
	Finance Corp.
8,000,000	6.625%, 11/15/2013	7,800,000
Diversified Telecommunication Services: 3.5%
	Qwest Communications
	International, Inc.
24,884,000	7.500%, 02/15/2014	24,946,210
	West Corp.
39,875,000	11.000%, 10/15/2016	41,270,625
		66,216,835
Electrical Equipment: 0.8%
	Coleman Cable, Inc.
15,500,000	9.000%, 02/15/2018	15,190,000
	Food Products: 0.9%
	Dole Food Co., Inc.
13,825,000	13.875%, 03/15/2014	15,864,187
Health Care Equipment & Supplies: 1.8%
	Alere, Inc.
5,300,000	7.875%, 02/01/2016	5,035,000
29,059,000	9.000%, 05/15/2016	27,896,640
		32,931,640
Health Care Providers & Services: 0.5%
	HCA, Inc.
9,188,000	9.875%, 02/15/2017	9,968,980
Hotels, Restaurants & Leisure: 6.8%
	Boyd Gaming Corp.
9,790,000	6.750%, 04/15/2014	8,468,350
	Carrols Corp.
20,386,000	9.000%, 01/15/2013	20,411,483
	CKE Restaurants, Inc.
1,534,000	11.375%, 07/15/2018	1,603,030
	Fiesta Restaurant Group, Inc.
34,500,000	8.875%, 08/15/20161	33,723,750
	Mandalay Resort Group
15,500,000	6.375%, 12/15/2011	15,422,500
	MGM Resorts International
28,095,000	6.750%, 09/01/2012	27,673,575
	O’Charleys, Inc.
19,535,000	9.000%, 11/01/2013	19,046,625
		126,349,313

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 75.7% (Continued)
IT Services: 3.1%
	Unisys Corp.
$32,475,000	12.750%, 10/15/20141	$36,859,125
18,364,000	12.500%, 01/15/2016	19,649,480
		56,508,605
Leisure Equipment & Products: 1.2%
	Smith & Wesson Holding Corp.
22,955,000	9.500%, 01/14/20161	21,807,250
Machinery: 1.4%
	Manitowoc, Inc.
26,735,000	7.125%, 11/01/2013	26,333,975
Media: 6.6%
	LIN Television Corp.
18,835,000	6.500%, 05/15/2013	18,458,300
	Lions Gate Entertainment Corp.
41,530,000	10.250%, 11/01/20161	40,076,450
	MDC Partners, Inc.
23,250,000	11.000%, 11/01/2016	25,226,250
3,500,000	11.000%, 11/01/20161	3,762,500
	Regal Entertainment Group
21,385,000	9.125%, 08/15/2018	21,278,075
	Scholastic Corp.
16,718,000	5.000%, 04/15/2013	16,885,180
		125,686,755
Multiline Retail: 2.7%
	Dollar General Corp.
43,779,000	11.875%, 07/15/2017	48,594,690
	Saks, Inc.
1,500,000	9.875%, 10/01/2011	1,500,000
		50,094,690
Oil, Gas & Consumable Fuels: 7.1%
	Arch Western Finance LLC
49,840,000	6.750%, 07/01/2013	49,964,600
	Bill Barrett Corp.
4,355,000	9.875%, 07/15/2016	4,768,725
	Genesis Energy L.P.
6,805,000	7.875%, 12/15/20181	6,498,775
	Linn Energy, LLC
16,611,000	11.750%, 05/15/2017	19,351,815
	Raam Global Energy Co.
12,250,000	12.500%, 10/01/2015	12,556,250
	Stone Energy Corp.
12,550,000	6.750%, 12/15/2014	12,110,750
15,375,000	8.625%, 02/01/2017	14,529,375
	Targa Resource Partners L.P.
9,729,000	11.250%, 07/15/2017	10,847,835
		130,628,125
Paper & Forest Products: 1.0%
	Neenah Paper, Inc.
19,274,000	7.375%, 11/15/2014	18,984,890
Real Estate Investment Trusts: 2.2%
	Host Hotels & Resorts, L.P.
41,981,000	6.875%, 11/01/2014	41,666,142
Road & Rail: 4.2%
	Hertz Corp.
5,553,000	7.625%, 06/01/2012	5,615,471
5,858,000	8.875%, 01/01/2014	5,887,290
	Kansas City Southern
	De Mexico
24,268,000	12.500%, 04/01/2016	28,090,210
	Kansas City Southern
	Railway Co.
16,925,000	13.000%, 12/15/2013	19,463,750
	Swift Services Holdings, Inc.
20,000,000	10.000%, 11/15/2018	17,900,000
		76,956,721
Specialty Retail: 9.3%
	Brown Shoe Co., Inc.
24,550,000	7.125%, 05/15/2019	20,867,500
	Collective Brands, Inc.
45,029,000	8.250%, 08/01/2013	45,029,000
	RSC Holdings, Inc.
45,057,000	9.500%, 12/01/2014	45,057,000
	Sally Holdings LLC
30,331,000	9.250%, 11/15/2014	31,089,275
	The Pep Boys-
	Manny, Moe & Jack
30,624,000	7.500%, 12/15/2014	30,700,560
		172,743,335
Textiles, Apparel & Luxury Goods: 0.5%
	Levi Strauss & Co.
9,000,000	8.875%, 04/01/2016	9,135,000
Tobacco: 1.2%
	Alliance One International, Inc.
27,571,000	10.000%, 07/15/2016	22,883,930
Trading Companies & Distributors: 0.5%
	Russel Metals, Inc.
3,500,000	6.375%, 03/01/2014	3,508,750
	Wesco Distribution, Inc.
5,700,000	7.500%, 10/15/2017	5,742,750
		9,251,500
Wireless Telecommunication Services: 0.4%
	NII Capital Corp.
6,465,000	10.000%, 08/15/2016	7,111,500
TOTAL CORPORATE BONDS
(Cost $1,447,384,989)		1,405,351,092

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

CONVERTIBLE BONDS: 8.9%
Beverages: 0.7%
	Central European
	Distribution Corp.
$17,025,000	3.000%, 03/15/2013	$11,747,250
Capital Markets: 0.5%
	Knight Capital Group, Inc.
10,000,000	3.500%, 03/15/2015	9,425,000
Computers & Peripherals: 0.4%
	Sandisk Corp.
8,250,000	1.000%, 05/15/2013	8,023,125
Energy Equipment & Services: 0.9%
	Willbros Group, Inc.
17,147,000	6.500%, 12/15/20121	17,125,566
Food & Staples Retailing: 2.3%
	Spartan Stores, Inc.
39,321,000	3.375%, 05/15/2027	36,863,438
	SUPERVALU, Inc.
15,511,000	Zero Coupon, 11/02/2031	6,185,011
		43,048,449
Health Care Equipment & Supplies: 1.4%
	Alere, Inc.
4,240,000	3.000%, 05/15/2016	3,710,000
	Hologic, Inc.
2,750,000	2.000%, 12/15/2037	2,588,438
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	19,806,187
		26,104,625
Industrial Conglomerates: 1.5%
	Icahn Enterprises, L.P.
29,739,000	4.000%, 08/15/20131,2	27,621,583
IT Services: 0.4%
	Euronet Worldwide, Inc.
6,900,000	3.500%, 10/15/2025	6,865,500
Media: 0.3%
	Lions Gate Entertainment Corp.
5,505,000	2.938%, 10/15/2024	5,532,525
Specialty Retail: 0.5%
	Charming Shoppes, Inc.
11,761,000	1.125%, 05/01/2014	10,173,265
TOTAL CONVERTIBLE BONDS
(Cost $165,747,736)		165,666,888
TOTAL BONDS
(Cost $1,613,132,725)		1,571,017,980

Shares

CONVERTIBLE PREFERRED STOCKS: 0.5%
Electric Utilities: 0.2%
77,000	PPL Corp.	4,188,030
Oil, Gas & Consumable Fuels: 0.3%
90,000	Apache Corp.	4,605,300
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $8,496,750)		8,793,330

SHORT-TERM INVESTMENTS: 9.9%
184,482,573	Federated U.S. Treasury
	Cash Reserve, 0.000%3	184,482,573
TOTAL SHORT-TERM INVESTMENTS
		184,482,573
TOTAL INVESTMENTS IN SECURITIES: 95.0%
(Cost $1,806,112,048)		1,764,293,883
Other Assets in Excess of Liabilities: 5.0%		92,089,993
TOTAL NET ASSETS: 100.0%		$1,856,383,876

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2011, the value of these securities amounted to $265,020,249 or 14.3% of net assets.

2	Variable rate security; rate shown is the rate in effect on September 30, 2011.
3	Annualized seven-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

PORTFOLIO MANAGERS’ REVIEW

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a -10.90% total return for the six month period ending September 30, 2011, underperforming its blended benchmark, 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index, which returned -6.13% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

In the second and third quarters renewed fears of a Greek financial crisis triggered a flight to safety.  “Risk” assets, such as stocks and high yield bonds lagged, while U.S. Treasury bonds rallied as investors flocked to buy them.

The third quarter was particularly challenging for the markets and for the Fund.  Our equity holdings sold off sharply with the stock market and our bonds did not provide as much protection as we would have hoped.  The selling pressure that hit with full fury in August continued right through to the end of the quarter.  Volatility was also pronounced through the period, leaving investors feeling like a small boat bouncing on the surface of very rough seas.  Many of the factors that led to the market distress in the third quarter remain unresolved: slowing global economic growth, no credible fix for the European sovereign debt crisis, and the lack of effective political leadership in Washington.  In the face of these uncertainties, investors rushed to lower risk in their portfolios and may continue to do so.  The remarkable rally in U.S. Treasury bonds in the quarter, even in the face of the ratings downgrade by Standard & Poor’s, is a dramatic manifestation of the rotation in financial markets away from risk.  During the quarter, the yield-to-maturity on the 30-year U.S. Treasury dropped from 4.4% at the end of June to 2.9% at the end of September.  This contributed to an approximate ten percentage point difference1 in the performance of investment grade bonds2 versus high yield bonds3.  In the equity markets, the flight from risk was evident with large cap stocks4 outperforming small cap stocks5 by over seven percentage points1.

Portfolio Review

At the start of the six-month period, our equity exposure was 66%.  We subsequently eliminated or trimmed certain equity holdings that we deemed to be more economically sensitive while raising our allocation to fixed income and cash.  At the end of the period, equities constituted 51% of the Fund’s assets.

Both the equity and fixed income holdings contributed to the Fund’s underperformance versus the blended benchmark of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (“BC Agg”) over the six month period ending September 30, 2011.  Our cash position provided the Fund with a modest boost during the period.

Equities – Most of the underperformance versus the S&P 500 Index was due to our investments in Health Care and Information Technology.  The largest detractors in Health Care were rehabilitation services provider HealthSouth and pharmaceuticals companies Bayer AG and Valeant Pharmaceuticals.  Within Information Technology, Hewlett Packard and Computer Sciences were the largest detractors.  Citigroup, which we liquidated during the third quarter, also negatively impacted performance during the period.

Helping the Fund’s relative equity returns were our positions in energy infrastructure companies Magellan Midstream Partners and Enterprise Product Partners, both of which contributed to our positive relative performance in the Energy sector.  In addition, the Fund’s overweighting in the Health Care sector and underweighting in the Financials sector added to relative returns.

Fixed Income – During the period investment grade bonds performed well, but the absence of these holdings in the Fund was the primary reason for the underperformance versus the BC Agg.  The Fund was particularly hindered by a lack of exposure to Treasuries.  Treasuries rallied during the third quarter making Treasuries the strongest performing investment grade subsector within the BC Agg for the six-month period.

The Fund’s significant weight in higher yielding securities also had a negative impact on relative returns as these bonds as a whole considerably underperformed the investment grade bond market during the period.  The increase in allocation to these types of securities from 26% of the total portfolio at the start of the period to 37% as of September 30, 2011 was a further drag on returns.  In addition, the Fund’s investments in convertible securities, albeit a small allocation, performed negatively for the period.  The BC Agg, an investment grade index, does not contain any higher yielding or convertible bonds.

The Osterweis Strategic Investment Fund

PORTFOLIO MANAGERS’ REVIEW

During the period, the yield curve declined, with longer term yields declining more than shorter term yields.  As such, the Fund’s shorter duration position compared to the BC Agg was another detractor.  Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, further contributing to our underperformance.  On the positive side, the high yield new issue market continued to be active during the period and helped the Fund’s returns.

Outlook

We think European economies today are perilously close to falling back into recession.  Even if a double-dip is ultimately avoided, we do not see strong economic growth resuming anytime soon either in Europe or the U.S.  The longer term structural headwinds to economic growth are still present, which we discuss in greater detail in our Investment Outlook (available at www.osterweis.com).  As a result, the stunning rebound in corporate profits witnessed over the past two years is likely at an end, and stock and bond selection will likely become much more important in coming quarters.  We remain focused on companies that have large recurring revenue streams from stable subscription, fee or tolling type businesses.  For our equity holdings, we estimate that at least half of the companies in our portfolio should be able to increase dividends over the next twelve months and a large number may initiate or expand their share repurchase programs.  Investments in these types of companies, together with the portfolio’s above average allocation to cash and short-term bonds, should help support the Fund if the economy and markets continue to slump, and should perform well if conditions turn more robust.

At this point, the Fund should be better positioned if the U.S. economy experiences an extended period of little to no economic growth over the next several years.  Even if the economy stays in a slump, the majority of the Fund’s equity holdings have non-cyclical business models that we believe should be able to deliver revenue, earnings and cash flow growth.  Additionally, we believe the Fund’s fixed income holdings should comfortably meet debt obligations.  The equity holdings in the portfolio have an emphasis on well-capitalized, dividend-paying companies that we estimate have the financial strength to increase dividends.  The non-dividend paying equities that we own have what we believe are other compelling attributes that compensate for the lack of a dividend.  On the fixed income side, we continue to avoid Treasury bonds as we believe these securities carry much greater downside risk than upside potential beyond this current rush to a safe haven.  We increased our allocation to shorter-dated corporate bonds and to “cushion bonds,” which are higher-coupon bonds that are likely to be called prior to maturity, as corporations take the opportunity to refinance at the much lower existing rates.

Sincerely,

John Osterweis	Matt Berler	Carl Kaufman
Lead Portfolio Manager	Co-Lead Portfolio Manager	Co-Lead Portfolio Manager
____________________

1During the third quarter of 2011.
2The investment grade bond market is represented by the Barclays Capital U.S. Aggregate Bond Index.
3The high yield bond market is represented by the Bank of America Merrill Lynch U.S. High Yield Cash Pay Index.
4Large cap stocks are represented by the Russell 1000 Index.
5Small cap stocks are represented by the Russell 2000 Index.

Mutual Fund investing involves risk.  Principal loss is possible. The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

The Osterweis Strategic Investment Fund

FUND OVERVIEW (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2011

			Since Inception
	Six Months	1 Year	(August 31, 2010)
The Osterweis Strategic Investment Fund	-10.90%	0.81%	4.66%
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index	-6.13%	3.05%	7.93%

Expense ratio as of 3/31/2011:  1.51%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10,000 Since Inception

This chart illustrates the performance of a hypothetical $10,000 investment made on 8/31/10 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

Sector Allocation
Corporate Bonds	36.5%
Health Care	11.4%
Energy	8.1%
Consumer Staples	7.1%
Information Technology	6.0%
Industrials	5.3%
Financials	3.5%
Utilities	3.4%
Consumer Discretionary	2.7%
Convertible Bonds	2.0%
Materials	1.7%
Convertible Preferred Stock	1.4%
Bonds Maturing within One Year	1.1%
Variable Rate Bonds	0.6%
Cash*	9.2%

 * Cash, cash equivalents and other assets less liabilities.

Top Ten Equity Holdings
Johnson & Johnson	2.0%
Kraft Foods, Inc.	2.0%
American Water Works Co., Inc.	1.8%
Crown Holdings, Inc.	1.7%
Unilever NV	1.7%
Kinder Morgan, Inc.	1.7%
Transatlantic Holdings, Inc.	1.7%
Magellan Midstream Partners L.P.	1.7%
Republic Services, Inc.	1.7%
Questar Corp.	1.6%

Top Ten Debt Holdings
Fiesta Restaurant Group, Inc., 144A, 8.875%	1.6%
International Lease Finance Corp., 6.625%	1.6%
Unisys Corp., 144A, 12.750%	1.5%
Collective Brands, Inc., 8.250%	1.4%
Kansas City Southern De Mexico, 12.500%	1.3%
Deluxe Corp., 7.375%	1.3%
Oppenheimer Holdings, Inc., 8.750%	1.3%
Bill Barrett Corp., 9.875%	1.2%
Dollar General Corp., 11.875%	1.2%
Albertsons, Inc., 7.250%	1.1%

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 46.0%
Aerospace & Defense: 2.4%
18,030	DigitalGlobe, Inc.1	$350,323
24,780	Spirit AeroSystems
	Holdings, Inc.1	395,241
		745,564
Beverages: 1.3%
5,575	Diageo Plc - ADR	423,310
Commercial Banks: 1.2%
16,730	First Republic Bank 1	387,467
Commercial Services & Supplies: 1.7%
18,465	Republic Services, Inc.	518,128
Computers & Peripherals: 0.9%
12,050	Hewlett Packard Co.	270,523
Containers & Packaging: 1.7%
17,645	Crown Holdings, Inc.1	540,113
Electronic Equipment,
Instruments & Components: 1.1%
13,700	Avnet, Inc.1	357,296
Food & Staples Retailing: 1.0%
18,140	Safeway, Inc.	301,668
Food Products: 4.8%
34,565	Cosan Limited	327,331
18,370	Kraft Foods, Inc.	616,864
17,065	Unilever NV - ADR	537,376
		1,481,571
Gas Utilities: 1.6%
28,190	Questar Corp.	499,245
Health Care Equipment & Supplies: 3.7%
7,760	Gen-Probe Inc.1	444,260
10,780	Medtronic, Inc.	358,327
6,765	Teleflex, Inc.	363,754
		1,166,341
Health Care Providers & Services: 1.5%
31,695	HealthSouth Corp.1	473,206
Insurance: 2.3%
21,505	Symetra Financial Corp.	175,266
10,880	Transatlantic Holdings, Inc.	527,897
		703,163
IT Services: 1.4%
33,310	Redecard SA2	448,385
Media: 1.5%
21,275	Cinemark Holdings, Inc.	401,672
6,520	Regal Entertainment Group	76,545
		478,217

Multiline Retail: 1.2%
38,825	Marks & Spencer
	Group Plc - ADR	372,332
Oil, Gas & Consumable Fuels: 5.0%
4,165	Apache Corp.	334,200
20,645	Kinder Morgan, Inc.	534,498
4,615	Occidental Petroleum Corp.	329,973
14,490	Williams Companies, Inc.	352,687
		1,551,358
Pharmaceuticals: 6.1%
9,055	Bayer AG - ADR	496,305
9,765	Johnson & Johnson	622,127
5,925	Novartis AG - ADR	330,437
11,989	Valeant Pharmaceuticals
	International, Inc.1	445,032
		1,893,901
Software: 2.6%
57,000	Compuware Corp.1	436,620
19,945	Websense, Inc.1	345,049
		781,669
Trading Companies & Distributors: 1.2%
19,665	Air Lease Corp.1	377,568
Water Utilities: 1.8%
18,475	American Water Works Co., Inc.	557,575
TOTAL COMMON STOCKS
(Cost $15,754,521)		14,328,600

CONVERTIBLE PREFERRED STOCKS: 1.4%
Electric Utilities: 1.4%
8,000	PPL Corp.	435,120
TOTAL CONVERTIBLE PREFERRED STOCKS		435,120
(Cost $400,000)

PARTNERSHIPS & TRUSTS: 3.2%
Oil, Gas & Consumable Fuels: 3.2%
11,345	Enterprise Products Partners L.P.	455,502
8,735	Magellan Midstream Partners L.P.	527,594
		983,096
TOTAL PARTNERSHIPS & TRUSTS
(Cost $872,765)		983,096

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

BONDS: 40.2%
CORPORATE BONDS: 37.6%
Aerospace & Defense: 1.8%
	ADS Tactical, Inc.
$300,000	11.000%, 04/01/20183	$295,500
	GeoEye, Inc.
250,000	8.625%, 10/01/2016	253,750
		549,250
Auto Components: 1.0%
	The Goodyear Tire & Rubber Co.
300,000	10.500%, 05/15/2016	326,250
Capital Markets: 1.3%
	Oppenheimer Holdings, Inc.
400,000	8.750%, 04/15/2018	392,000
Chemicals: 1.0%
	Rockwood Specialties Group, Inc
300,000	7.500%, 11/15/2014	303,750
Commercial Services & Supplies: 1.3%
	Deluxe Corp.
400,000	7.375%, 06/01/2015	398,000
Construction & Engineering: 1.0%
	United Rentals
	North America, Inc.
275,000	10.875%, 06/15/2016	298,375
Containers & Packaging: 0.9%
	Packaging Dynamics Corp.
300,000	8.750%, 02/01/20163	295,500
Diversified Financial Services: 1.5%
	International Lease Finance Corp.
500,000	6.625%, 11/15/2013	487,500
Diversified Telecommunication Services: 1.0%
	West Corp.
300,000	11.000%, 10/15/2016	310,500
Food & Staples Retailing: 1.1%
	Albertsons, Inc.
350,000	7.250%, 05/01/2013	348,250
Food Products: 0.8%
	Dole Food Co., Inc.
225,000	13.875%, 03/15/2014	258,188
Health Care Equipment & Supplies: 0.9%
	Alere, Inc.
300,000	7.875%, 02/01/2016	285,000
Hotels, Restaurants & Leisure: 3.9%
	Boyd Gaming Corp.
300,000	6.750%, 04/15/2014	259,500
	Fiesta Restaurant Group, Inc.
500,000	8.875%, 08/15/20163	488,750
	MGM Resorts International
344,000	6.750%, 09/01/2012	338,840
	O’Charleys, Inc.
90,000	9.000%, 11/01/2013	87,750
		1,174,840
IT Services: 1.5%
	Unisys Corp.
400,000	12.750%, 10/15/20143	454,000
Leisure Equipment & Products: 0.6%
	Smith & Wesson Holding Corp.
200,000	9.500%, 01/14/20163	190,000
Machinery: 0.9%
	Manitowoc, Inc.
300,000	7.125%, 11/01/2013	295,500
Media: 1.4%
	Lions Gate Entertainment Corp.
200,000	10.250%, 11/01/20163	193,000
	Scholastic Corp.
250,000	5.000%, 04/15/2013	252,500
		445,500
Multiline Retail: 1.2%
	Dollar General Corp.
340,000	11.875%, 07/15/2017	377,400
Oil, Gas & Consumable Fuels: 3.9%
	Arch Western Finance LLC
300,000	6.750%, 07/01/2013	300,750
	Bill Barrett Corp.
350,000	9.875%, 07/15/2016	383,250
	Raam Global Energy Co.
250,000	12.500%, 10/01/2015	256,250
	Stone Energy Corp.
300,000	8.625%, 02/01/2017	283,500
		1,223,750
Paper & Forest Products: 1.1%
	Neenah Paper, Inc.
350,000	7.375%, 11/15/2014	344,750
Real Estate Investment Trusts: 0.4%
	Host Hotels & Resorts, L.P.
110,000	6.875%, 11/01/2014	109,175
Road & Rail: 2.8%
	Hertz Corp.
261,000	8.875%, 01/01/2014	262,305
	Kansas City Southern De Mexico
350,000	12.500%, 04/01/2016	405,125
	Kansas City Southern Railway Co.
200,000	13.000%, 12/15/2013	230,000
		897,430

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 37.6% (Continued)
Specialty Retail: 4.8%
	Brown Shoe Co., Inc.
$300,000	7.125%, 05/15/2019	$255,000
	Collective Brands, Inc.
450,000	8.250%, 08/01/2013	450,000
	RSC Holdings, Inc.
300,000	9.500%, 12/01/2014	300,000
	Sally Holdings LLC
150,000	9.250%, 11/15/2014	153,750
	The Pep Boys-
	Manny, Moe & Jack
300,000	7.500%, 12/15/2014	300,750
		1,459,500
Textiles, Apparel & Luxury Goods: 0.8%
	Levi Strauss & Co.
249,000	8.875%, 04/01/2016	252,735
Tobacco: 0.7%
	Alliance One International, Inc.
250,000	10.000%, 07/15/2016	207,500
TOTAL CORPORATE BONDS
(Cost $12,101,535)		11,684,643

CONVERTIBLE BONDS: 2.6%
Beverages: 0.5%
	Central European
	Distribution Corp.
225,000	3.000%, 03/15/2013	155,250
Energy Equipment & Services: 0.8%
	Willbros Group, Inc.
250,000	6.500%, 12/15/20123	249,688
Health Care Equipment & Supplies: 0.7%
	Alere, Inc.
250,000	3.000%, 05/15/2016	218,750
Industrial Conglomerates: 0.6%
	Icahn Enterprises, L.P.
200,000	4.000%, 08/15/20133,4	185,760
TOTAL CONVERTIBLE BONDS
(Cost $896,331)		809,448
TOTAL BONDS
(Cost $12,997,866)		12,494,091

SHORT-TERM INVESTMENTS: 9.4%
2,942,927	Federated U.S. Treasury
	Cash Reserve, 0.000%5	2,942,927
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,942,927)		2,942,927
TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $32,968,079)		31,183,834
Liabilities in Excess of Other Assets: (0.2)%		(68,299)
TOTAL NET ASSETS: 100.0%		$31,115,535

ADR - American Depositary Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2011, the value of these securities amounted to $2,352,198 or 7.6% of net assets.

4	Variable rate security; rate shown is the rate in effect on September 30, 2011.
5	Annualized seven-day yield as of September 30, 2011.

The Osterweis Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2011 (Unaudited)

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
ASSETS
Investments in securities, at value (cost $1,218,350,141,
$1,806,112,048 and $32,968,079, respectively) (Note 2)	$1,254,488,059	$1,764,293,883	$31,183,834
Cash	—	34,165	—
Receivables:
Investment securities sold	5,331,281	2,722,701	594,019
Fund shares sold	2,801,563	61,440,765	10,899
Dividends and interest	3,099,395	41,162,487	383,285
Prepaid expenses	49,969	82,036	18,810
Total assets	1,265,770,267	1,869,736,037	32,190,847

LIABILITIES
Payables:
Investment securities purchased	20,806,739	7,225,227	1,009,879
Fund shares redeemed	4,356,824	4,443,772	—
Investment advisory fees, net	895,958	1,175,958	25,629
Administration fees	157,224	225,109	4,224
Due to custodian	—	—	35
Custody fees	2,273	3,684	2,898
Fund accounting fees	47,267	64,713	9,745
Transfer agent fees	155,549	164,038	5,030
Chief Compliance Officer fees	3,636	3,928	1,073
Other accrued expenses	32,155	45,732	16,799
Total liabilities	26,457,625	13,352,161	1,075,312
Net assets	$1,239,312,642	$1,856,383,876	$31,115,535

COMPUTATION OF NET ASSET VALUE
Net assets	$1,239,312,642	$1,856,383,876	$31,115,535
Shares issued and outstanding (unlimited
number of shares authorized without par value)	52,726,020	164,528,630	2,997,533
Net asset value, offering and redemption price per share	$23.50	$11.28	$10.38

COMPONENTS OF NET ASSETS
Paid-in capital	$1,211,788,194	$1,873,615,292	$32,438,456
Undistributed net investment income	9,605,669	4,757,109	449,800
Accumulated net realized gain (loss) on investments	(18,247,315)	19,829,640	11,524
Net unrealized appreciation (depreciation) on investments	36,137,918	(41,818,165)	(1,784,245)
Net unrealized appreciation on receivables
denominated in foreign currencies	28,176	—	—
Net assets	$1,239,312,642	$1,856,383,876	$31,115,535

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2011 (Unaudited)

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
INVESTMENT INCOME
Dividends (net of $319,747, $0 and $0, respectively,
in foreign withholding taxes)	$13,785,312	$189,104	$223,751
Interest	1,079,028	63,595,276	409,485
Total investment income	14,864,340	63,784,380	633,236

EXPENSES (Note 3)
Investment advisory fees	5,992,052	7,357,189	165,374
Administration fees	333,369	437,289	7,698
Transfer agent fees	305,736	457,857	11,946
Fund accounting fees	105,601	139,147	19,775
Custody fees	56,043	53,164	16,915
Reports to shareholders	36,496	50,762	2,713
Registration fees	32,808	84,267	7,857
Audit fees	12,144	12,186	10,605
Miscellaneous expense	11,648	13,392	1,365
Trustee fees	11,250	12,104	2,079
Chief Compliance Officer fees	7,790	7,781	2,276
Insurance expense	2,117	2,437	631
Legal fees	1,408	1,815	1,725
Total expenses	6,908,462	8,629,390	250,959
Fees waived and expenses reimbursed	—	—	(2,897)
Net expenses	6,908,462	8,629,390	248,062
Net investment income	7,955,878	55,154,990	385,174

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency	(31,478,770)	7,381,105	(477,685)
Change in net unrealized depreciation
on investments and foreign currency	(239,858,472)	(93,441,959)	(3,944,384)
Net realized and unrealized loss on investments and foreign currency	(271,337,242)	(86,060,854)	(4,422,069)
Net decrease in net assets resulting from operations	$(263,381,364)	$(30,905,864)	$(4,036,895)

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,955,878	$8,155,464
Net realized gain (loss) on investments and foreign currency	(31,478,770)	31,599,478
Change in net unrealized appreciation (depreciation)
on investments and foreign currency	(239,858,472)	127,442,402
Net increase (decrease) in net assets resulting from operations	(263,381,364)	167,197,344

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(12,204,182)
Total distributions to shareholders	—	(12,204,182)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	20,211,364	298,056,500
Total increase (decrease) in net assets	(243,170,000)	453,049,662

NET ASSETS
Beginning of period/year	1,482,482,642	1,029,432,980
End of period/year	$1,239,312,642	$1,482,482,642
Undistributed net investment income	$9,605,669	$1,649,791

(a) Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2011		Year Ended
	(Unaudited)		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	8,866,016	$240,740,890	19,881,558	$518,766,367
Shares issued in reinvestment of distributions	—	—	281,130	7,534,280
Shares redeemed (b)	(8,192,306)	(220,529,526)	(8,826,821)	(228,244,147)
Net increase	673,710	$20,211,364	11,335,867	$298,056,500

(b) Net of redemption fees of $13,813 and $27,683, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$55,154,990	$72,038,276
Net realized gain on investments	7,381,105	26,178,143
Change in net unrealized appreciation (depreciation) on investments	(93,441,959)	18,278,173
Net increase (decrease) in net assets resulting from operations	(30,905,864)	116,494,592

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(54,813,656)	(67,628,470)
From net realized gain	—	(15,787,629)
Total distributions to shareholders	(54,813,656)	(83,416,099)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	198,203,054	811,919,491
Total increase in net assets	112,483,534	844,997,984

NET ASSETS
Beginning of period/year	1,743,900,342	898,902,358
End of period/year	$1,856,383,876	$1,743,900,342
Undistributed net investment income	$4,757,109	$4,415,775

(a)  Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2011		Year Ended
	(Unaudited)		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	41,895,828	$490,244,674	92,789,271	$1,085,756,472
Shares issued in reinvestment of distributions	3,980,452	45,906,806	6,070,363	70,264,427
Shares redeemed (b)	(29,075,055)	(337,948,426)	(29,504,544)	(344,101,408)
Net increase	16,801,225	$198,203,054	69,355,090	$811,919,491

(b) Net of redemption fees of $80,020 and $44,626, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2011	Period Ended
	(Unaudited)	March 31, 2011*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$385,174	$199,935
Net realized gain (loss) on investments	(477,685)	614,991
Change in net unrealized appreciation (depreciation) on investments	(3,944,384)	2,160,139
Net increase (decrease) in net assets resulting from operations	(4,036,895)	2,975,065

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(124,121)
From net realized gain	—	(137,086)
Total distributions to shareholders	—	(261,207)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	4,434,779	28,003,793
Total increase in net assets	397,884	30,717,651

NET ASSETS
Beginning of period/year	30,717,651	—
End of period/year	$31,115,535	$30,717,651
Undistributed net investment income	$449,800	$64,626

(a) Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2011		Period Ended
	(Unaudited)		March 31, 2011*
	Shares	Value	Shares	Value
Shares sold	962,862	$10,998,373	2,658,079	$28,235,567
Shares issued in reinvestment of distributions	—	—	20,678	226,419
Shares redeemed (b)	(602,981)	(6,563,594)	(41,105)	(458,193)
Net increase	359,881	$4,434,779	2,637,652	$28,003,793

(b) Net of redemption fees of $40 and $217, respectively.

*	Fund commenced operations on August 31, 2010. Information presented is for the period from August 31, 2010 to March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	September 30,		Year Ended March 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period/year	$28.48		$25.28	$18.20	$24.58	$27.87	$27.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.15		0.18	0.22	0.18	0.28	0.30
Net realized and unrealize
gain (loss) on investments	(5.13)		3.28	6.95	(6.20)	(2.71)	2.96
Total from investment operations	(4.98)		3.46	7.17	(6.02)	(2.43)	3.26

LESS DISTRIBUTIONS:
From net investment income	—		(0.26)	(0.09)	(0.04)	(0.32)	(0.20)
From net realized gain	—		—	—	(0.32)	(0.54)	(2.22)
Total distributions	—		(0.26)	(0.09)	(0.36)	(0.86)	(2.42)
Paid-in capital from
redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period/year	$23.50		$28.48	$25.28	$18.20	$24.58	$27.87
Total return	(17.49	)%+	13.76%	39.41%	(24.45)%	(8.98)%	12.44%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$1,239.3		$1,482.5	$1,029.4	$396.1	$324.5	$324.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.97	%#	0.99%	1.08%	1.20%	1.18%	1.21%
After fees waived and expenses absorbed	0.97	%#	0.99%	1.08%	1.20%	1.18%	1.21%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.56	%#	0.69%	0.96%	1.27%	1.05%	1.10%
After fees waived and expenses absorbed	0.56	%#	0.69%	0.96%	1.27%	1.05%	1.10%
Portfolio turnover rate	20%+		39%	26%	63%	56%	50%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for all periods / years ended March 31, 2010 to present, and the SEC method for years ended March 31, 2007 to March 31, 2009.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	September 30,		Year Ended March 31,
	2011
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period/year	$11.80		$11.47	$9.88	$10.78	$11.24	$10.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.34		0.68	0.69	0.59	0.58	0.56
Net realized and unrealized
gain (loss) on investments	(0.52)		0.41	1.65	(0.91)	(0.39)	0.39
Total from investment operations	(0.18)		1.09	2.34	(0.32)	0.19	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.34)		(0.62)	(0.71)	(0.58)	(0.58)	(0.56)
From net realized gain	—		(0.14)	(0.04)	—	(0.07)	(0.02)
Total distributions	(0.34)		(0.76)	(0.75)	(0.58)	(0.65)	(0.58)
Paid-in capital from
redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period/year	$11.28		$11.80	$11.47	$9.88	$10.78	$11.24
Total return	(1.58	)%+	9.79%	24.16%	(3.04)%	1.73%	8.95%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$1,856.4		$1,743.9	$898.9	$293.6	$161.9	$119.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.92	%#	0.96%	1.05%	1.24%	1.28%	1.41%
After fees absorbed or recouped	0.92	%#	0.96%	1.05%	1.24%	1.28%	1.46%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	5.87	%#	5.85%	6.26%	6.18%	5.42%	5.51%
After fees absorbed or recouped	5.87	%#	5.85%	6.26%	6.18%	5.42%	5.46%
Portfolio turnover rate	51%+		115%	98%	89%	105%	100%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for all periods / years ended March 31, 2010 to present, and the SEC method for years ended March 31, 2007 to March 31, 2009.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	September 30,		Period Ended
	2011		March 31,
	(Unaudited)		2011*
Net asset value, beginning of period	$11.65		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.13		0.11
Net realized and unrealized gain (loss) on investments	(1.40)		1.67
Total from investment operations	(1.27)		1.78

LESS DISTRIBUTIONS:
From net investment income	—		(0.06)
From net realized gain	—		(0.07)
Total distributions	—		(0.13)
Paid-in capital from redemption fees (Note 2)	0.00	~	0.00	~
Net asset value, end of period	$10.38		$11.65
Total return	(10.90	)%+	17.90	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$31.1		$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.52	%#	1.79	%#
After fees absorbed or recouped	1.50	%#	1.50	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.31	%#	1.37	%#
After fees absorbed or recouped	2.33	%#	1.66	%#
Portfolio turnover rate	74%+		134%+

* Fund commenced operations on August 31, 2010.  The information presented is for the period from August 31, 2010 to March 31, 2011.
^ Calculated using the average shares outstanding method.
~ Amount is less than $0.01.
+ Not annualized.
# Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

NOTE 1 - ORGANIZATION
The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund commenced operations on October 1, 1993, August 30, 2002 and August 31, 2010 respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns, which it attempts to achieve by investing primarily in common stocks.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it attempts to achieve by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of The Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it attempts to achieve by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) exchange,  are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2011, the Funds did not hold fair valued securities.

As described in above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level of the fair value hierarchy in which the fair value measurement falls, is determined based upon the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011:

The Osterweis Fund	Level 1	Level 2	Level 3
Common Stocks^	$913,513,632	$—	$—
Partnerships & Trusts^	$64,052,821	$—	$—
Corporate Bonds^	$—	$49,678,603	$—
Convertible Bonds^	$—	$4,975,000	$—
Short-Term Investments	$222,268,003	$—	$—
Total Investments in Securities	$1,199,834,456	$54,653,603	$—

The Osterweis Strategic Income Fund	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$1,405,351,092	$—
Convertible Bonds^	$—	$165,666,888	$—
Convertible Preferred Stocks^	$8,793,330	$—	$—
Short-Term Investments	$184,482,573	$—	$—
Total Investments in Securities	$193,275,903	$1,571,017,980	$—

The Osterweis Strategic Investment Fund	Level 1	Level 2	Level 3
Common Stocks^	$14,328,600	$—	$—
Convertible Preferred Stocks^	$435,120	$—	$—
Partnerships & Trusts^	$983,096	$—	$—
Corporate Bonds^	$—	$11,684,643	$—
Convertible Bonds^	$—	$809,448	$—
Short-Term Investments	$2,942,927	$—	$—
Total Investments in Securities	$18,689,743	$12,494,091	$—

^ See Schedules of Investments for industry breakouts.

None of the Funds had significant transfers into or out of Levels 1 and 2 during the period ended September 30, 2011.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2011, the Funds did not have any capital loss carryforwards.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed the Funds’ tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2008 – 2010) or expected to be taken on their tax returns for the fiscal year ended 2011.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund and The Osterweis Strategic Investment Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

J.
Regulated Investment Company (“RIC”) Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

K.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For The Osterweis Fund and The Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For The Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million and 0.75% for the average daily net assets greater than $250 million.  For the period ended September 30, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred $5,992,052, $7,357,189 and $165,374 respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for The Osterweis Strategic Investment Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Investment Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the period ended September 30, 2011, the Adviser waived $2,897 in fees for The Osterweis Strategic Investment Fund.  At September 30, 2011, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of The Osterweis Strategic Investment Fund that may be recouped was $37,798.  The Adviser may recoup portions of the above amount no later than the dates below:

March 31, 2014	$34,901
March 31, 2015	$ 2,897

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the six months ended September 30, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred administration fees of $333,369, $437,289 and $7,698, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the period ended September 30, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund were allocated $7,790, $7,781 and $2,276 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2011 are as follows:

	Purchases	Sales
The Osterweis Fund	$268,119,240	$331,108,002
The Osterweis Strategic Income Fund	$901,472,445	$839,530,514
The Osterweis Strategic Investment Fund	$25,354,499	$22,154,418

The cost basis of investments for federal income tax purposes at September 30, 2011 was as follows:

	The	The	The
	Osterweis	Osterweis Strategic	Osterweis Strategic
	Fund	Income Fund	Investment Fund
Cost of Investments	$1,216,880,770	$1,809,259,733	$32,973,026
Gross tax unrealized appreciation	125,162,018	11,125,437	694,006
Gross tax unrealized depreciation	(87,554,729)	(56,091,287)	(2,483,198)
Net tax unrealized appreciation/(depreciation)	$37,607,289	$(44,965,850)	$(1,789,192)

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)
NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)
NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended September 30, 2011 (estimated) and the fiscal year ended March 31, 2011 for the Funds were as follows:

The Osterweis Fund	September 30, 2011	March 31, 2011
Distributions paid from:
Ordinary income	$—	$11,472,820
Long-term capital gain*	$—	$731,362

The Osterweis Strategic Income Fund	September 30, 2011	March 31, 2011
Distributions paid from:
Ordinary income	$54,813,656	$78,676,911
Long-term capital gain*	$—	$4,739,188

The Osterweis Strategic Investment Fund	September 30, 2011	March 31, 2011
Distributions paid from:
Ordinary income	$—	$261,207

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	The	The	The
	Osterweis	Osterweis Strategic	Osterweis Strategic
	Fund	Income Fund	Investment Fund
Net tax unrealized appreciation	$277,468,315	$48,476,109	$2,155,192
Undistributed ordinary income	—	14,325,415	561,588
Undistributed long-term capital gain	13,411,875	5,686,580	—
Total distributable earnings	13,411,875	20,011,995	561,588
Other accumulated gains/(losses)	25,622	—	(2,806)
Total accumulated earnings	$290,905,812	$68,488,104	$2,713,974

For The Osterweis Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to investments held in limited partnerships and wash sale deferrals.

For The Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and wash sale deferrals.

For The Osterweis Strategic Investment Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to investments held in limited partnerships and wash sale deferrals.

The Osterweis Fund
The Osterweis Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which at the time was comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (each an “Adviser” collectively the “Advisers”), respectively, for another annual term.  (The Advisory Agreement with respect to The Osterweis Strategic Investment Fund is not due to be renewed for another term until 2012.)  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Board considered the Advisers’ specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their Chief Compliance Officer and the Advisers’ compliance record, the Advisers’ disaster recovery plan, and the Advisers’ business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss various marketing and compliance topics, including the Advisers’ diligence in risk oversight.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

For The Osterweis Fund, the Board noted that the Fund had slightly underperformed its peer group median for the year-to-date periods; while it had outperformed its peer group median for the three-year, five-year and ten-year periods.

For The Osterweis Strategic Income Fund, the Board noted that the Fund had performed the same as the peer group median for the year-to-date period, slightly underperformed for the one-year period and outperformed for the three-year and five-year periods.

The Trustees also considered any difference of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.

For The Osterweis Fund, the Board noted that the Fund’s expense ratio and contractual advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its advisory fee in order

The Osterweis Fund
The Osterweis Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

For The Osterweis Strategic Income Fund, the Board noted that the Fund’s expense ratio and contractual advisory fee were above the peer group median.  The Board noted that it had recently approved terminating the Fund’s expense cap of 1.50% for the Fund because actual Fund expenses were far below that cap.  The Board further considered that the Adviser had agreed to institute a breakpoint in its advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Adviser provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Adviser to its other investment management and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that both Funds’ total expense ratios have already declined since each Fund’s inception due to growth of assets and that the Advisers had instituted a breakpoint in the advisory fee for each Fund.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Funds as asset levels increase.

5.
The profits to be realized by the Advisers and its affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.  The Funds do not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited)

As a shareholder of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 – September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 1, 2011 -
The Osterweis Fund	April 1, 2011	September 30, 2011	September 30, 2011^
Actual	$1,000	$ 825	$4.43
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.90

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.97% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited)

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 1, 2011 -
The Osterweis Strategic Income Fund	April 1, 2011	September 30, 2011	September 30, 2011^
Actual	$1,000	$ 984	$4.56
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.65

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 1, 2011 -
The Osterweis Strategic Investment Fund	April 1, 2011	September 30, 2011	September 30, 2011^
Actual	$1,000	$ 891	$7.09
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57

^
Expenses are equal to the Fund’s annualized expense ratio for the one-month period of 1.50% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

The Osterweis Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentially.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol / CUSIP
The Osterweis Fund – OSTFX / 742935406
The Osterweis Strategic Income Fund – OSTIX / 742935489
The Osterweis Strategic Investment Fund – OSTVX / 74316J771

OWRPSEMI - 0911

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     November 30, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 2, 2011

* Print the name and title of each signing officer under his or her signature.